Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

FIRST QUARTER 2012

AXIS Capital Holdings Limited

92 Pitts Bay Road

Pembroke HM 08 Bermuda

Contact Information:

Linda Ventresca

Investor Relations

441 405 2727

investorrelations@axiscapital.com

Website Information:

www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)
Basis of Presentation	i - iii
I. Financial Highlights	1
II. Income Statements
a. Consolidated Statements of Income - Quarterly	2
b. Consolidated Segment Data	3
c. Gross Premium Written by Segment by Line of Business	4
d. Segment Data - Quarterly	5-6
e. Net Investment Income - Quarterly	7
III. Balance Sheets
a. Consolidated Balance Sheets	8
b. Impact of Preferred Equity Transactions	9
c. Cash and Invested Assets:
• Cash and Invested Assets Portfolio	10
• Cash and Invested Assets Composition - Quarterly	11
• Non-U.S. Government Debt Composition	12
• Corporate Debt Composition	13
• Ten Largest Corporate Debt Holdings	14
• Mortgage-Backed and Asset-Backed Securities Composition	15
d. Reinsurance Recoverable Analysis	16-17
IV. Loss Reserve Analysis
a. Paid to Incurred Analysis	18
b. Paid to Incurred Analysis by Segment	19
c. Paid to Incurred Analysis by Segment - Quarterly	20-21
d. Net Probable Maximum Losses to Certain Peak Industry Catastrophe Exposures	22
V. Share Analysis
a. Earnings Per Common Share Analysis - As Reported, GAAP	23
b. Earnings Per Common Share Analysis and Common Share Rollforward - Quarterly	24
c. Diluted Book Value Per Common Share Analysis	25
VI. Non-GAAP Financial Measures
a. Non-GAAP Financial Measure Reconciliation	26

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2011.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity securities prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence and magnitude of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims, coverage and regulatory issues,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to these models,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business, and

•	fluctuations in interest rates, credit spreads, equity securities prices and/or currency values.

•	the other factors set forth in our most recent report on Form 10-K, Form 10-Q and other documents on file with the Securities and Exchange Commission.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverage includes physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Credit and political risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverages).

Professional lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.

Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services. We also target middle to high excess business in the London and Bermuda wholesale markets and Canadian primary and excess business in the Canadian market place.

Accident & health: includes accidental death, travel insurance and specialty health products for employer and affinity groups, financial institutions, schools and colleges, as well as accident & health reinsurance for catastrophic or per life events on a quota share and/or excess of loss basis, with aggregate and/or per person deductibles.

ii

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.

Property: includes reinsurance written on both a proportional and a per risk excess of loss basis and covers underlying personal lines and commercial property exposures. Here the primary reason for the product is not simply to protect against catastrophic perils, however they are normally included with limitations.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice, lawyers’ and accountants’ liability, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.

Credit and Bond: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world.

Motor: provides coverage to cedants for motor liability and property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers compensation and auto liability are also written.

Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.

Other: includes aviation, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Quarter ended March 31,
		2012	2011	Change

HIGHLIGHTS	Gross premiums written	$1,525,168	$1,548,430	(1.5)%
	Gross premiums written - Insurance	34.4%	27.4%	7.0	pts
	Gross premiums written - Reinsurance	65.6%	72.6%	(7.0	) pts

	Net premiums written	$1,367,186	$1,400,779	(2.4)%

	Net premiums earned	$846,362	$788,201	7.4%
	Net premiums earned - Insurance	46.1%	41.6%	4.5	pts
	Net premiums earned - Reinsurance	53.9%	58.4%	(4.5	) pts

	Net income (loss) available to common shareholders	$121,997	$(383,760)	nm
	Operating income (loss) [a]	135,734	(398,866)	nm
	Reserve for losses and loss expenses	8,599,344	8,013,861	7.3%
	Total shareholders’ equity	5,899,179	5,189,580	13.7%

PER COMMON SHARE AND	Basic earnings (loss) per common share	$0.97	($3.39)	nm
COMMON SHARE DATA	Diluted earnings (loss) per common share	$0.96	($3.39)	nm
	Operating earnings (loss) per common share - diluted [b]	$1.07	($3.52)	nm
	Weighted average common shares outstanding	125,782	113,351	11.0%
	Diluted weighted average common shares outstanding	126,668	113,351	11.7%
	Book value per common share	$41.07	$41.17	(0.2)%
	Diluted book value per common share (treasury stock method)	$39.53	$35.69	10.8%
	Accumulated dividends paid per common share	$5.89	$4.96	18.8%

FINANCIAL RATIOS	ROACE [c]	9.7%	(31.3)%	nm

	Operating ROACE [d]	10.8%	(32.5)%	nm
	Net loss and loss expense ratio	60.3%	129.4%	(69.1	) pts
	Acquisition cost ratio	19.9%	17.1%	2.8	pts
	General and administrative expense ratio	14.6%	14.8%	(0.2	) pts

	Combined ratio	94.8%	161.3%	(66.5	) pts

INVESTMENT DATA	Total assets	$19,025,600	$17,673,924	7.6%
	Total cash and invested assets [e]	14,177,496	12,930,410	9.6%
	Net investment income	116,023	110,655	4.9%
	Net realized investment gains	14,491	30,144	(51.9)%
	Total return on cash and investments [f]	2.1%	0.9%	1.2	pts
	Return on other investments [g]	5.6%	4.7%	0.9	pts
	Book yield of fixed maturities	2.8%	3.3%	(0.5	) pts

[a]	Operating income (loss) is a “Non-GAAP financial measure” as defined by Regulation G. See page 26 for reconciliation of operating income to net income (loss) available to common shareholders.
[b]	Operating earnings (loss) per share - diluted, is calculated by dividing operating income (loss) for the period by weighted average common shares and share equivalents.
[c]	Return on average common equity (“ROACE”) is calculated by dividing net income (loss) available to common shareholders for the period by the average common shareholders' equity determined by using the common shareholders' equity balances at the beginning and end of the period. Net income (loss) for the quarter-periods is annualized.
[d]	Operating ROACE, also a “Non-GAAP financial measure”, is calculated by dividing operating income (loss) for the period by the average common shareholders' equity determined by using the common shareholders' equity balances at the beginning and end of the period. Operating income (loss) for the quarter-periods is annualized.
[e]	Cash and invested assets represents the total cash, available for sale investments, other investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).
[f]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.
[g]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.
nm	not meaningful

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q1 2010

UNDERWRITING REVENUES
Gross premiums written	$1,525,168	$666,504	$835,056	$1,046,163	$1,548,430	$1,425,201
Premiums ceded	(157,982)	(171,441)	(161,603)	(196,024)	(147,651)	(181,566)

Net premiums written	1,367,186	495,063	673,453	850,139	1,400,779	1,243,635

Gross premiums earned	1,015,370	1,019,953	1,005,761	1,003,613	944,627	888,607
Ceded premiums amortized	(169,008)	(173,200)	(165,769)	(163,599)	(156,426)	(192,415)

Net premiums earned	846,362	846,753	839,992	840,014	788,201	696,192
Other insurance related income	631	351	1,156	126	763	626

Total underwriting revenues	846,993	847,104	841,148	840,140	788,964	696,818

UNDERWRITING EXPENSES
Net losses and loss expenses	510,690	583,454	506,839	564,959	1,019,801	468,262
Acquisition costs	168,397	157,372	146,836	147,905	135,356	116,649
General and administrative expenses	105,217	91,202	97,444	98,302	95,112	83,461

Total underwriting expenses	784,304	832,028	751,119	811,166	1,250,269	668,372

UNDERWRITING INCOME (LOSS)	62,689	15,076	90,029	28,974	(461,305)	28,446

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	116,023	102,362	49,396	100,018	110,655	104,619
Net realized investment gains (losses)	14,491	(3,738)	57,557	37,477	30,144	16,176
Interest expense and financing costs	(15,636)	(15,616)	(15,677)	(15,445)	(15,860)	(8,688)

Total other operating revenues	114,878	83,008	91,276	122,050	124,939	112,107

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	(20,447)	17,328	60,830	(18,517)	(15,058)	8,147
Corporate expenses [a]	(18,435)	(18,788)	(17,093)	(19,803)	(21,408)	(16,308)

Total other (expenses) revenue	(38,882)	(1,460)	43,737	(38,320)	(36,466)	(8,161)

INCOME (LOSS) BEFORE INCOME TAXES	138,685	96,624	225,042	112,704	(372,832)	132,392
Income tax expense	(2,848)	(7,341)	(3,765)	(2,417)	(1,709)	(11,361)

NET INCOME (LOSS)	135,837	89,283	221,277	110,287	(374,541)	121,031
Preferred share dividends	(9,219)	(9,219)	(9,219)	(9,219)	(9,219)	(9,219)
Loss on repurchase of preferred shares	(4,621)	—	—	—	—	—

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$121,997	$80,064	$212,058	$101,068	$(383,760)	$111,812

KEY RATIOS/PER SHARE DATA

Net loss and loss expense ratio	60.3%	68.9%	60.3%	67.3%	129.4%	67.3%
Acquisition cost ratio	19.9%	18.6%	17.5%	17.6%	17.1%	16.7%
General and administrative expense ratio [a]	14.6%	13.0%	13.7%	14.0%	14.8%	14.3%

Combined ratio	94.8%	100.5%	91.5%	98.9%	161.3%	98.3%

Weighted average basic shares outstanding	125,782	126,360	125,971	124,132	113,351	128,202
Weighted average diluted shares outstanding	126,668	127,686	128,002	128,369	113,351	142,176

Basic earnings per common share	$0.97	$0.63	$1.68	$0.81	($3.39)	$0.87
Diluted earnings per common share	$0.96	$0.63	$1.66	$0.79	($3.39)	$0.79

ROACE (annualized)	9.7%	6.5%	17.5%	8.5%	(31.3)%	9.1%
Operating ROACE (annualized)	10.8%	5.5%	7.8%	7.0%	(32.5)%	7.1%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Quarter ended March 31, 2012			Quarter ended March 31, 2011
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$524,678	$1,000,490	$1,525,168	$424,991	$1,123,439	$1,548,430
Net premiums written	378,614	988,572	1,367,186	289,316	1,111,463	1,400,779

Gross premiums earned	555,422	459,948	1,015,370	479,908	464,719	944,627
Ceded premiums amortized	(165,168)	(3,840)	(169,008)	(152,260)	(4,166)	(156,426)

Net premiums earned	390,254	456,108	846,362	327,648	460,553	788,201
Other insurance related income	631	—	631	763	—	763

Total underwriting revenues	390,885	456,108	846,993	328,411	460,553	788,964

UNDERWRITING EXPENSES
Net losses and loss expenses	241,724	268,966	510,690	266,633	753,168	1,019,801
Acquisition costs	61,155	107,242	168,397	42,079	93,277	135,356
General and administrative expenses	77,444	27,773	105,217	67,726	27,386	95,112

Total underwriting expenses	380,323	403,981	784,304	376,438	873,831	1,250,269

UNDERWRITING INCOME (LOSS)	$10,562	$52,127	$62,689	$(48,027)	$(413,278)	$(461,305)

KEY RATIOS

Current accident year loss ratio	65.8%	65.6%	65.7%	85.9%	171.1%	135.7%
Prior period reserve development	(3.9%)	(6.6%)	(5.4%)	(4.5%)	(7.6%)	(6.3%)

Net loss and loss expense ratio	61.9%	59.0%	60.3%	81.4%	163.5%	129.4%
Acquisition cost ratio	15.7%	23.5%	19.9%	12.8%	20.3%	17.1%
General and administrative expense ratio	19.9%	6.1%	12.4%	20.7%	5.9%	12.1%
Corporate expense ratio			2.2%			2.7%

Combined ratio	97.5%	88.6%	94.8%	114.9%	189.7%	161.3%

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q1 2010

INSURANCE SEGMENT
Property	$137,251	$143,046	$158,786	$217,215	$116,231	$118,214
Marine	85,448	32,759	46,905	97,162	63,655	66,859
Terrorism	6,748	8,295	13,216	6,531	6,270	5,091
Aviation	3,674	36,338	11,957	19,694	2,803	3,136
Credit and political risk	3,601	13,583	(148)	11,499	10,801	(2,698)
Professional lines	145,602	224,507	173,608	229,546	136,544	127,945
Liability	45,411	52,176	52,065	64,137	44,878	53,716
Accident & health	96,943	10,577	37,071	36,313	43,809	666

TOTAL INSURANCE SEGMENT	524,678	521,281	493,460	682,097	424,991	372,929

REINSURANCE SEGMENT
Catastrophe	146,423	12,904	91,340	114,361	253,218	227,781
Property	182,446	29,508	79,196	69,079	182,204	178,498
Professional lines	113,342	80,368	51,341	56,412	93,273	106,799
Credit and bond	203,948	4,650	38,292	20,336	236,645	228,073
Motor	198,210	(622)	13,074	30,799	195,114	118,114
Liability	94,627	14,567	62,366	53,780	99,015	133,379
Engineering	43,036	4,518	4,906	5,130	50,664	44,376
Other	18,458	(670)	1,081	14,169	13,306	15,252

TOTAL REINSURANCE SEGMENT	1,000,490	145,223	341,596	364,066	1,123,439	1,052,272

CONSOLIDATED TOTAL	$1,525,168	$666,504	$835,056	$1,046,163	$1,548,430	$1,425,201

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA - QUARTERLY

	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q1 2010
UNDERWRITING REVENUES
Gross premiums written	$524,678	$521,281	$493,460	$682,097	$424,991	$372,929
Net premiums written	378,614	349,912	331,857	495,049	289,316	206,812

Gross premiums earned	555,422	538,701	529,847	518,929	479,908	443,050
Ceded premiums amortized	(165,168)	(167,056)	(159,327)	(159,054)	(152,260)	(186,769)

Net premiums earned	390,254	371,645	370,520	359,875	327,648	256,281
Other insurance related income	631	351	1,156	126	763	626

Total underwriting revenues	390,885	371,996	371,676	360,001	328,411	256,907

UNDERWRITING EXPENSES
Net losses and loss expenses	241,724	227,064	207,403	218,219	266,633	130,703
Acquisition costs	61,155	54,508	51,753	51,244	42,079	31,141
General and administrative expenses	77,444	68,187	72,005	70,229	67,726	61,610

Total underwriting expenses	380,323	349,759	331,161	339,692	376,438	223,454

UNDERWRITING INCOME (LOSS)	$10,562	$22,237	$40,515	$20,309	$(48,027)	$33,453

KEY RATIOS

Current accident year loss ratio	65.8%	68.9%	64.8%	68.1%	85.9%	60.9%
Prior period reserve development	(3.9)%	(7.8)%	(8.8)%	(7.5)%	(4.5)%	(9.9)%

Net loss and loss expense ratio	61.9%	61.1%	56.0%	60.6%	81.4%	51.0%
Acquisition cost ratio	15.7%	14.7%	14.0%	14.3%	12.8%	12.2%
General and administrative expense ratio	19.9%	18.3%	19.4%	19.5%	20.7%	24.0%

Combined ratio	97.5%	94.1%	89.4%	94.4%	114.9%	87.2%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA - QUARTERLY

	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q1 2010
UNDERWRITING REVENUES
Gross premiums written	$1,000,490	$145,223	$341,596	$364,066	$1,123,439	$1,052,272
Net premiums written	988,572	145,151	341,596	355,090	1,111,463	1,036,823

Gross premiums earned	459,948	481,252	475,914	484,684	464,719	445,557
Ceded premiums amortized	(3,840)	(6,144)	(6,442)	(4,545)	(4,166)	(5,646)

Net premiums earned	456,108	475,108	469,472	480,139	460,553	439,911
Other insurance related income	—	—	—	—	—	—

Total underwriting revenues	456,108	475,108	469,472	480,139	460,553	439,911

UNDERWRITING EXPENSES
Net losses and loss expenses	268,966	356,390	299,436	346,740	753,168	337,559
Acquisition costs	107,242	102,864	95,083	96,661	93,277	85,508
General and administrative expenses	27,773	23,015	25,439	28,073	27,386	21,851

Total underwriting expenses	403,981	482,269	419,958	471,474	873,831	444,918

UNDERWRITING INCOME (LOSS)	$52,127	$(7,161)	$49,514	$8,665	$(413,278)	$(5,007)

KEY RATIOS

Current accident year loss ratio	65.6%	85.3%	73.5%	77.4%	171.1%	89.5%
Prior period reserve development	(6.6)%	(10.3)%	(9.7)%	(5.2)%	(7.6)%	(12.8)%

Net loss and loss expense ratio	59.0%	75.0%	63.8%	72.2%	163.5%	76.7%
Acquisition cost ratio	23.5%	21.7%	20.3%	20.1%	20.3%	19.4%
General and administrative expense ratio	6.1%	4.8%	5.4%	5.9%	5.9%	5.0%

Combined ratio	88.6%	101.5%	89.5%	98.2%	189.7%	101.1%

AXIS Capital Holdings Limited

NET INVESTMENT INCOME - QUARTERLY

	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q1 2010

Fixed maturities	$79,637	$77,933	$81,900	$89,203	$88,581	$91,118
Other investments	40,420	25,124	(30,376)	11,797	25,311	16,265
Equity securities	1,110	4,209	2,079	4,074	824	588
Cash and cash equivalents	1,608	894	1,148	1,502	2,153	1,735
Short-term investments	154	431	302	472	387	220

Gross investment income	122,929	108,591	55,053	107,048	117,256	109,926
Investment expense	(6,906)	(6,229)	(5,657)	(7,030)	(6,601)	(5,307)

Net investment income	$116,023	$102,362	$49,396	$100,018	$110,655	$104,619

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011	Mar 31, 2010
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$11,440,643	$10,940,100	$10,736,729	$10,758,157	$10,726,390	$9,649,199
Equity securities, available for sale, at fair value	757,038	677,560	567,881	648,264	502,096	201,920
Other investments, at fair value	769,554	699,320	643,270	623,650	554,113	538,917
Short-term investments, at fair value and amortized cost	50,264	149,909	149,136	187,601	132,512	143,937

Total investments	13,017,499	12,466,889	12,097,016	12,217,672	11,915,111	10,533,973
Cash and cash equivalents	1,173,771	1,082,838	1,201,037	1,066,540	1,086,189	1,510,027
Accrued interest receivable	93,860	98,346	95,320	97,384	94,013	84,407
Insurance and reinsurance premium balances receivable	1,900,002	1,413,839	1,665,636	1,987,615	1,880,305	1,708,400
Reinsurance recoverable on paid and unpaid losses	1,766,597	1,770,329	1,759,017	1,774,601	1,688,778	1,445,918
Deferred acquisition costs	547,667	407,527	477,403	494,147	498,598	420,283
Prepaid reinsurance premiums	227,935	238,623	239,769	245,442	212,808	291,382
Securities lending collateral	—	—	—	—	—	86,975
Receivable for investments sold	7,276	3,006	86,932	3,782	8,376	—
Goodwill and intangible assets	99,439	99,590	98,260	103,404	102,847	91,217
Other assets	191,554	225,072	223,540	206,261	195,275	156,588

TOTAL ASSETS	$19,025,600	$17,806,059	$17,943,930	$18,196,848	$17,682,300	$16,329,170

LIABILITIES
Reserve for losses and loss expenses	$8,599,344	$8,425,045	$8,334,841	$8,402,612	$8,013,861	$6,759,522
Unearned premiums	2,965,329	2,454,462	2,805,620	2,981,817	2,938,328	2,748,283
Insurance and reinsurance balances payable	181,405	206,539	179,081	196,543	141,483	144,679
Securities lending payable	—	—	—	—	—	87,975
Senior notes	994,806	994,664	994,523	994,383	994,246	993,712
Other liabilities	270,627	129,329	144,771	133,584	231,523	3,145
Payable for investments purchased	114,910	151,941	127,989	154,970	173,279	215,835

TOTAL LIABILITIES	13,126,421	12,361,980	12,586,825	12,863,909	12,492,720	10,953,151

SHAREHOLDERS’ EQUITY
Preferred shares - Series A, B, and C	750,000	500,000	500,000	500,000	500,000	500,000
Common shares	2,140	2,125	2,112	2,107	1,958	1,929
Additional paid-in capital	2,117,208	2,105,386	2,095,727	2,085,215	2,074,982	2,027,950
Accumulated other comprehensive income	278,174	128,162	50,932	218,133	155,192	165,455
Retained earnings	4,246,354	4,155,392	4,105,216	3,923,395	3,853,076	3,649,770
Treasury shares, at cost	(1,494,697)	(1,446,986)	(1,396,882)	(1,395,911)	(1,395,628)	(969,085)

TOTAL SHAREHOLDERS’ EQUITY	5,899,179	5,444,079	5,357,105	5,332,939	5,189,580	5,376,019

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$19,025,600	$17,806,059	$17,943,930	$18,196,848	$17,682,300	$16,329,170

Basic common shares outstanding	125,365	125,588	126,141	125,811	113,902	124,155

Diluted common shares outstanding	130,244	129,818	131,067	131,419	131,402	141,076

Book value per common share	$41.07	$39.37	$38.51	$38.41	$41.17	$39.27

Diluted book value per common share	$39.53	$38.08	$37.06	$36.78	$35.69	$34.56

Debt (Senior notes) to total capital [a]	14.4%	15.4%	15.7%	15.7%	16.1%	15.6%

Debt plus preferred shares to total capital	25.3%	23.2%	23.5%	23.6%	24.2%	23.5%

[a]	The debt to capital ratio is calculated by dividing our senior notes by the total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited

IMPACT OF PREFERRED EQUITY TRANSACTIONS

	Q4 2011	Q1 2012	Q1 2012 PRO-FORMA [a]

Long-term debt (senior notes)	$994,664	$994,806	$994,806

Preferred equity:
Series A - 7.25%	250,000	100,000	100,000
Series B - 7.50%	250,000	250,000	3,885
Series C - 6.875%	—	400,000	400,000

Total preferred equity	500,000	750,000	503,885
Common equity	4,944,079	5,149,179	5,142,263

Total shareholders’ equity	$5,444,079	$5,899,179	$5,646,148

Total capital	$6,438,743	$6,893,985	$6,640,954

Debt (senior notes) to total capital	15.4%	14.4%	15.0%
Debt plus preferred shares to total capital	23.2%	25.3%	22.6%

[a]	Q1 2012 balances adjusted for impact of our cash tender offer for any and all of our outstanding Series B shares. This tender offer closed on April 10, 2012 and, accordingly, was not reflected in our Q1 2012 balance sheet. Following the close of the tender offer, we purchased 2,461,150 Series B shares at a price of $102.81 per share; pro-forma preferred equity was reduced by the liquidation value of these shares ($100.00 per share for an aggregate $246,115). In addition, our common equity was reduced by the $6,916 aggregate premium paid in excess of liquidation value.

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS PORTFOLIO

At March 31, 2012

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,236,263	$3,116	$(2,748)	$1,236,631	8%
Non-U.S. government	1,056,201	15,065	(6,811)	1,064,455	8%
Corporate debt	3,687,513	114,270	(16,463)	3,785,320	27%
Agency RMBS	2,750,017	64,536	(2,455)	2,812,098	20%
CMBS	423,012	17,917	(242)	440,687	3%
Non-Agency RMBS	159,899	1,827	(6,521)	155,205	1%
ABS	804,490	8,013	(10,463)	802,040	6%
Municipals	1,097,317	47,393	(503)	1,144,207	8%

Total fixed maturities	11,214,712	272,137	(46,206)	11,440,643	81%

Equity securities, available for sale	703,938	67,452	(14,352)	757,038	5%

Total available for sale investments	$11,918,650	$339,589	$(60,558)	12,197,681	86%

Other investments (see below)				769,554	6%

Short-term investments				50,264	0%

Total investments				13,017,499	92%

Cash and cash equivalents [a]				1,173,771	8%

Accrued interest receivable				93,860	1%

Net receivable/(payable) for investments sold (purchased)				(107,634)	(1)%

Total cash and invested assets				$14,177,496	100%

				Fair Value	Percentage
Other Investments:
Long/short equity funds				$283,749	37%
Multi-strategy funds				238,522	31%
Event-driven funds				124,084	16%
Leveraged bank loan funds				62,290	8%
Collateralized loan obligations - equity tranches				60,909	8%

Total				$769,554	100%

[a]	Includes $152 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q1 2010
CASH AND INVESTED ASSETS PORTFOLIO	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Fixed Maturities:
U.S. government and agency	8.4%	8.5%	8.2%	7.6%	8.3%	11.0%
Non-U.S. government	7.5%	9.0%	7.4%	6.8%	6.5%	5.6%
Corporate debt	26.7%	26.7%	27.9%	31.3%	31.3%	31.9%
MBS:
Agency RMBS	19.8%	19.5%	19.6%	18.8%	20.3%	14.0%
CMBS	3.1%	2.3%	2.1%	3.2%	3.7%	5.6%
Non-agency RMBS	1.1%	1.2%	1.3%	1.7%	1.8%	1.6%
ABS	5.7%	4.7%	4.8%	5.2%	5.1%	4.4%
Municipals	8.1%	9.1%	8.8%	6.1%	6.0%	5.4%

Total Fixed Maturities	80.4%	81.0%	80.1%	80.7%	83.0%	79.5%
Equity securities	5.3%	5.0%	4.3%	4.9%	3.9%	1.7%
Other investments	5.9%	5.3%	4.8%	4.7%	4.3%	4.4%
Short-term investments	0.4%	1.2%	1.2%	1.4%	1.0%	1.2%

Total investments	92.0%	92.5%	90.4%	91.7%	92.2%	86.8%
Cash and cash equivalents	8.2%	7.9%	9.1%	8.1%	8.4%	12.4%
Accrued interest receivable	0.7%	0.7%	0.8%	0.8%	0.7%	0.8%
Net receivable/(payable) for investments sold or purchased	(0.9)%	(1.1)%	(0.3)%	(0.6)%	(1.3)%	—

Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Cash and cash equivalents [a]	8.5%	7.8%	9.6%	7.7%	7.8%	13.3%
U.S. government and agency	9.9%	9.6%	9.2%	8.5%	9.1%	11.8%
AAA	41.2%	40.7%	37.1%	39.7%	39.9%	35.7%
AA	8.7%	11.4%	15.2%	12.7%	11.7%	11.5%
A	15.9%	16.3%	16.5%	17.2%	17.2%	14.8%
BBB	11.0%	9.8%	8.7%	10.0%	10.0%	10.8%
Below BBB	4.8%	4.4%	3.7%	4.2%	4.3%	2.1%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year (includes cash & cash equivalents)	13.5%	13.8%	14.4%	13.4%	13.2%	20.7%
From one to five years	37.5%	38.4%	38.7%	38.1%	38.1%	33.9%
From five to ten years	14.6%	15.2%	14.3%	14.2%	13.2%	14.7%
Above ten years	1.2%	1.8%	1.9%	2.0%	1.6%	3.0%
Asset-backed and mortgage-backed securities	33.2%	30.8%	30.7%	32.3%	33.9%	27.7%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.8%	2.9%	3.0%	3.3%	3.3%	3.7%
Yield to maturity of fixed maturities	2.0%	2.2%	2.4%	2.7%	2.9%	3.5%
Average duration of fixed maturities	2.9 yrs	2.8 yrs	2.9 yrs	3.0 yrs	3.1 yrs	2.9 yrs
Average credit quality	AA-	AA-	AA	AA-	AA	AA

[a]	Cash and cash equivalents are net of receivables/payables for investments sold/purchased.

AXIS Capital Holdings Limited

NON-U.S. GOVERNMENT DEBT COMPOSITION

At March 31, 2012

	Fair Value	% of Non-U.S. Government Debt	% of Total Cash and Invested Assets	Weighted Average Credit Rating
Composition by country
Eurozone countries:
Germany	$266,043	25.0%	1.9%	AAA
Supranational [a]	57,711	5.4%	0.4%	AAA
Netherlands	24,085	2.3%	0.2%	AAA
Austria	16,761	1.6%	0.1%	AAA

Total eurozone	364,600	34.3%	2.6%	AAA

Other concentrations:
United Kingdom	247,719	23.3%	1.7%	AAA
Australia	151,321	14.2%	1.1%	AAA
Canada	143,574	13.5%	1.0%	AAA
Other	157,241	14.7%	1.1%	A-

Total other concentrations	699,855	65.7%	4.9%	AA+

Total non-U.S. government debt	$1,064,455	100.0%	7.5%	AA+

[a]	Represents holdings of the European Investment Bank, included in other concentrations is $11.2 million of non-eurozone Supranational holdings.

AXIS Capital Holdings Limited

CORPORATE DEBT COMPOSITION

At March 31, 2012

	Fair Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banking	$796,127	21.0%	5.6%
Corporate/commercial finance	136,108	3.6%	1.0%
Insurance	81,855	2.2%	0.6%
Consumer finance	69,571	1.8%	0.5%
Foreign banking [a]	49,818	1.3%	0.4%
Investment brokerage	23,644	0.6%	0.2%

Total financial institutions	1,157,123	30.5%	8.3%
Communications	390,876	10.3%	2.8%
Consumer non-cyclicals	380,513	10.1%	2.7%
Utilities	309,162	8.2%	2.2%
Industrials	303,037	8.0%	2.1%
Energy	234,332	6.2%	1.7%
Consumer cyclical	172,065	4.5%	1.2%
Non-U.S. government guaranteed [b]	171,366	4.5%	1.2%
Technology	106,857	2.8%	0.8%
Transportation	29,194	0.8%	0.2%

Total investment grade	3,254,525	85.9%	23.2%

Total non-investment grade	530,795	14.1%	3.5%

Total corporate debt	$3,785,320	100.0%	26.7%

	Investment Grade	Non-Investment Grade
Corporate debt characteristics
Average credit rating	A-	B+
Average duration	3.35	1.86

[a]	Located in Canada, Australia, New Zealand, India and Brazil.
[b]	Includes $51 million from eurozone countries, of which $48 million relates to Germany.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST CORPORATE DEBT HOLDINGS

At March 31, 2012

	Amortized Cost	Unrealized Gain	Fair Value	% of Total Fixed Maturities
ISSUER [a]
CITIGROUP INC	$150,128	$5,211	$155,339	1.4%
BANK OF AMERICA CORP	148,805	3,751	152,556	1.3%
GOLDMAN SACHS GROUP	125,836	878	126,714	1.1%
MORGAN STANLEY	121,111	967	122,078	1.1%
JP MORGAN CHASE & CO	104,096	5,655	109,751	1.0%
GENERAL ELECTRIC CO	82,964	413	83,377	0.7%
BP PLC	74,001	2,899	76,900	0.7%
AT&T INC	63,005	1,622	64,627	0.6%
AMERICAN EXPRESS COMPANY	54,436	1,731	56,167	0.5%
WELLS FARGO & COMPANY	53,348	2,102	55,450	0.5%

[a]	The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION

At March 31, 2012

	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$2,812,098	$87,425	$3,376	$6,955	$8,405	$49,044	$2,967,303
Commercial MBS	—	386,738	41,616	12,333	—	—	440,687
ABS	—	703,893	23,227	50,035	13,668	11,217	802,040

Total mortgage-backed and asset-backed securities	$2,812,098	$1,178,056	$68,219	$69,323	$22,073	$60,261	$4,210,030

Percentage of total	66.8%	28.0%	1.6%	1.6%	0.5%	1.5%	100.0%

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q1 2010

Reinsurance recoverable on paid losses and loss expenses:
Insurance	$30,246	$36,525	$21,071	$21,398	$26,525	$26,447
Reinsurance	—	—	—	—	—	4,995

Total	$30,246	$36,525	$21,071	$21,398	$26,525	$31,442

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$503,254	$541,423	$536,811	$552,085	$477,084	$377,826
Reinsurance	—	—	—	—	—	—

Total	$503,254	$541,423	$536,811	$552,085	$477,084	$377,826

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,191,954	$1,154,556	$1,165,884	$1,168,450	$1,152,784	$1,020,877
Reinsurance	57,857	56,286	53,987	51,679	49,479	40,653

Total	$1,249,811	$1,210,842	$1,219,871	$1,220,129	$1,202,263	$1,061,530

Provision against reinsurance recoverables:
Insurance	$(16,274)	$(17,988)	$(18,278)	$(18,571)	$(16,706)	$(19,563)
Reinsurance	(440)	(473)	(458)	(440)	(388)	(5,317)

Total	$(16,714)	$(18,461)	$(18,736)	$(19,011)	$(17,094)	$(24,880)

Net reinsurance recoverables:
Insurance	$1,709,180	$1,714,516	$1,705,488	$1,723,362	$1,639,687	$1,405,587
Reinsurance	57,417	55,813	53,529	51,239	49,091	40,331

Total	$1,766,597	$1,770,329	$1,759,017	$1,774,601	$1,688,778	$1,445,918

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

At March 31, 2012

	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision For Unrecoverable Reinsurance	Provision For Unrecoverable Reinsurance as % of Gross Recoverable	Net Recoverable
Categories
Top 10 reinsurers based on gross recoverables	$1,257,882	$(28,000)	$1,229,882	72.0%	20.8%	$(8,237)	0.7%	$1,249,645
Other reinsurers balances > $20 million	226,493	(8,083)	218,410	12.8%	3.7%	(1,706)	0.8%	224,787
Other reinsurers balances < $20 million	298,936	(40,078)	258,858	15.2%	4.4%	(6,771)	2.3%	292,165

Total	$1,783,311	$(76,161)	$1,707,150	100.0%	28.9%	$(16,714)	0.9%	$1,766,597

At March 31, 2012 98.7% (December 31, 2011: 98.6%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by A.M. Best.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Transatlantic Reinsurance Co.	13.3%	3.8%
Swiss Reinsurance America Corporation	10.7%	3.1%
Partner Reinsurance Co of US	9.9%	2.9%
Lloyds of London	8.7%	2.5%
Berkley Insurance Company	8.2%	2.4%
Ace Property & Casualty Ins	6.5%	1.9%
XL Reinsurance America Inc	6.0%	1.7%
Liberty Mutual Insurance Co.	3.1%	0.9%
Munchener Ruckversicherungs Gesellschaft	2.9%	0.8%
Everest Reinsurance Company	2.7%	0.8%

	72.0%	20.8%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended March 31, 2012			Quarter ended March 31, 2011
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for unpaid losses and loss expenses

Beginning of period	$8,425,045	$(1,736,823)	$6,688,222	$7,032,375	$(1,540,633)	$5,491,742

Incurred	585,700	(75,010)	510,690	1,192,849	(173,048)	1,019,801

Paid	(480,399)	75,422	(404,977)	(276,463)	49,676	(226,787)

Foreign exchange and other	68,998	(2,959)	66,039	65,100	(2,410)	62,690

End of period [a]	$8,599,344	$(1,739,370)	$6,859,974	$8,013,861	$(1,666,415)	$6,347,446

[a]	At March 31, 2012, the gross reserve for losses and loss expenses included IBNR of $5,672 million, or 66%, of total gross reserves for loss and loss expenses. At December 31, 2011, the comparable amount was $5,406 million, or 64%.

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended March 31, 2012			Quarter ended March 31, 2011
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$236,777	$243,621	$480,399	$89,390	$187,073	$276,463
Reinsurance recoveries	(75,422)	—	(75,422)	(49,676)	—	(49,676)

Net losses paid	161,355	243,621	404,977	39,714	187,073	226,787

Change in:
Reported case reserves	(91,033)	(37,132)	(128,165)	211,857	194,207	406,064
IBNR	169,385	64,081	233,466	136,165	374,157	510,322
Reinsurance recoveries on unpaid loss and loss expense reserves	2,017	(1,605)	412	(121,102)	(2,270)	(123,372)

Total net incurred losses and loss expenses	$241,724	$268,965	$510,690	$266,634	$753,167	$1,019,801

Gross reserve for losses and loss expenses	$4,172,529	$4,426,815	$8,599,344	$3,865,548	$4,148,313	$8,013,861

Prior years net favorable reserve development	$14,897	$30,335	$45,232	$14,728	$34,976	$49,704

Key Ratios
Net paid to net incurred percentage	66.8%	90.6%	79.3%	14.9%	24.8%	22.2%

Net paid losses / Net premiums earned	41.3%	53.4%	47.8%	12.1%	40.6%	28.8%
Change in net loss and loss expense reserves / Net premiums earned	20.6%	5.6%	12.5%	69.3%	122.9%	100.6%

Net loss and loss expense ratio	61.9%	59.0%	60.3%	81.4%	163.5%	129.4%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE - QUARTERLY

	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q1 2010

Gross losses paid	$236,777	$294,834	$198,120	$199,117	$89,390	$179,490
Reinsurance recoveries	(75,422)	(106,667)	(48,301)	(45,322)	(49,676)	(39,283)

Net losses paid	161,355	188,167	149,819	153,795	39,714	140,207

Change in:
Reported case reserves	(91,033)	61,632	(3,088)	73,868	211,857	(62,590)
IBNR	169,385	(29,060)	51,501	75,879	136,165	98,721
Reinsurance recoveries on unpaid loss and loss expense reserves	2,017	6,325	9,171	(85,323)	(121,102)	(45,635)

Total net incurred losses and loss expenses	$241,724	$227,064	$207,403	$218,219	$266,634	$130,703

Gross reserve for losses and loss expenses	$4,172,529	$4,081,741	$4,045,488	$4,026,267	$3,865,548	$3,533,040

Prior years net favorable reserve development	$14,897	$28,938	$32,594	$26,754	$14,728	$25,369

Key Ratios
Net paid to net incurred percentage	66.8%	82.9%	72.2%	70.5%	14.9%	107.3%

Net paid losses/Net premiums earned	41.3%	50.6%	40.4%	42.7%	12.1%	54.7%
Change in net loss and loss expense reserves / Net premiums earned	20.6%	10.5%	15.6%	17.9%	69.3%	(3.7%)

Net loss and loss expense ratio	61.9%	61.1%	56.0%	60.6%	81.4%	51.0%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

REINSURANCE - QUARTERLY

	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q1 2010

Gross losses paid	$243,621	$288,284	$278,529	$176,729	$187,073	$120,826
Reinsurance recoveries	—	—	—	—	—	—

Net losses paid	243,621	288,284	278,529	176,729	187,073	120,826

Change in:
Reported case reserves	(37,132)	83,915	90,009	214,366	194,207	20,158
IBNR	64,081	(13,526)	(66,812)	(42,207)	374,157	198,991
Reinsurance recoveries on unpaid loss and loss expense reserves	(1,605)	(2,283)	(2,290)	(2,148)	(2,270)	(2,416)

Total net incurred losses and loss expenses	$268,965	$356,390	$299,436	$346,740	$753,167	$337,559

Gross reserve for losses and loss expenses	$4,426,815	$4,343,304	$4,289,353	$4,376,345	$4,148,313	$3,226,482

Prior years net favorable reserve development	$30,335	$48,837	$45,837	$24,796	$34,976	$56,097

Key Ratios
Net paid to net incurred percentage	90.6%	80.9%	93.0%	51.0%	24.8%	35.8%

Net paid losses / Net premiums earned	53.4%	60.7%	59.3%	36.8%	40.6%	27.4%
Change in net loss and loss expense reserves / Net premiums earned	5.6%	14.3%	4.5%	35.4%	122.9%	49.3%

Net loss and loss expense ratio	59.0%	75.0%	63.8%	72.2%	163.5%	76.7%

AXIS Capital Holdings Limited

NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF APRIL 1, 2012

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	100 Year Return Period	250 Year Return Period
Single zone, single event
Southeast	U.S. Hurricane	$452	$628	$885
Northeast	U.S. Hurricane	96	318	592
Mid-Atlantic	U.S. Hurricane	158	445	936
Gulf of Mexico	U.S. Hurricane	329	443	718
California	Earthquake	422	598	918
Europe	Windstorm	258	385	566
Japan	Earthquake	223	353	570
Japan	Windstorm	89	150	191

The above table shows our Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at April 1, 2012. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.

As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.6 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred from a Southeast hurricane event could be in excess of $0.6 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.6 billion.

We have developed our PML estimates using multiple commercially available catastrophe vendor models, including AIR and RMS. We weight the use of these vendor models based upon our own judgment and experience, and include in our estimates non-modeled perils and other factors which we believe provide us with a more complete view of catastrophe risk.

A supplementary disclosure entitled “Overview of AXIS Natural Peril Catastrophe Risk Measurement and Management” dated August 3, 2011 is available in the Investor Information section of our website. This disclosure provides an overview of our PML methodology, including our approach to zonal aggregation, as well as information about zonal definitions commonly used by other external parties.

Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management’s judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.

Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

AXIS Capital Holdings Limited

EARNINGS (LOSS) PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended March 31,
	2012	2011

Net income (loss) available to common shareholders	$121,997	$(383,760)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average shares outstanding - basic	125,782	113,351

Dilutive share equivalents:
Stock compensation plans	886	—

Weighted average shares outstanding - diluted	126,668	113,351

EARNINGS (LOSS) PER COMMON SHARE
Basic	$0.97	($3.39)
Diluted	$0.96	($3.39)

AXIS Capital Holdings Limited

EARNINGS (LOSS) PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q1 2011	Q1 2010

Net income (loss) available to common shareholders	$121,997	$80,064	$212,058	$101,068	$(383,760)	$111,812

COMMON SHARES OUTSTANDING

Common shares - at beginning of period	125,588	126,141	125,811	113,902	112,393	132,140
Shares issued [a]	1,249	1,060	362	11,917	1,908	2,008
Shares repurchased for treasury	(1,472)	(1,613)	(32)	(8)	(399)	(9,993)

Common shares - at end of period	125,365	125,588	126,141	125,811	113,902	124,155

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average shares outstanding - basic	125,782	126,360	125,971	124,132	113,351	128,202
Dilutive share equivalents: [b]
Warrants [a]	—	221	1,108	2,915	—	11,675
Stock compensation plans	886	1,105	923	1,322	—	2,299

Weighted average shares outstanding - diluted	126,668	127,686	128,002	128,369	113,351	142,176

EARNINGS (LOSS) PER COMMON SHARE

Basic	$0.97	$0.63	$1.68	$0.81	($3.39)	$0.87
Diluted	$0.96	$0.63	$1.66	$0.79	($3.39)	$0.79

[a]	The cashless exercise of warrants resulted in the issuance of 11,853 shares during the second quarter of 2011 and 1,041 shares during the fourth quarter of 2011.
[b]	Due to the net loss incurred in the three months ended March 31, 2011, dilutive share equivalents were not included in the computation of diluted earnings per share, because of their anti-dilutive effect.

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At March 31, 2012
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$33.17

Book value per common share		$5,149,179	125,365	$41.07

Dilutive securities:
Restricted stocks		—	3,982	(1.26)
Options	$24.79	—	418	(0.13)
Restricted and phantom stock units		—	479	(0.15)

Diluted book value per common share		$5,149,179	130,244	$39.53

	At December 31, 2011
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$31.96

Book value per common share		$4,944,079	125,588	$39.37

Dilutive securities:
Restricted stocks		—	3,437	(1.05)
Options	$24.71	—	378	(0.11)
Restricted and phantom stock units		—	415	(0.13)

Diluted book value per common share		$4,944,079	129,818	$38.08

[a]	This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding.

AXIS Capital Holdings Limited

NON-GAAP FINANCIAL MEASURE RECONCILIATION

	Quarter ended March 31,
	2012	2011

Net income (loss) available to common shareholders	$121,997	$(383,760)
Adjustment for:
Net realized investment gains	(14,491)	(30,144)
Associated tax impact	3,281	2
Foreign exchange losses	20,446	15,058
Associated tax impact	(120)	(22)
Loss on repurchase of preferred shares	4,621	—
Associated tax impact	—	—

Operating income (loss)	$135,734	$(398,866)

Net earnings (loss) per share - diluted	$0.96	$(3.39)
Adjustment for:
Net realized investment gains	(0.11)	(0.26)
Associated tax impact	0.02	—
Foreign exchange gains	0.16	0.13
Associated tax impact	—	—
Loss on repurchase of preferred shares	0.04	—
Associated tax impact	—	—

Operating earnings (loss) per share - diluted	$1.07	$(3.52)

Weighted average common shares and common share equivalents - diluted	126,668	113,351